Exhibit 13(b)

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Amplify Seymour Cannabis ETF (the “Fund”), a series of the Amplify ETF Trust on Form N-CSR for the period from July 22, 2019 (commencement of operations) through October 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Christian Magoon, President and Chief Executive Officer of the Fund, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Christian Magoon
Christian Magoon President and Chief Executive Officer

Date:	January 29, 2020

A signed original of this written statement required by Section 906 has been provided to the Amplify ETF Trust and will be retained by the Amplify ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 13(b)

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Amplify Seymour Cannabis ETF (the “Fund”), a series of the Amplify ETF Trust on Form N-CSR for the period from July 22, 2019 (commencement of operations) through October 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Bradley H. Bailey, Chief Financial Officer of the Fund, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Bradley H. Bailey
Bradley H. Bailey Chief Financial Officer

Date:	January 29, 2020

A signed original of this written statement required by Section 906 has been provided to the Amplify ETF Trust and will be retained by the Amplify ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.